99.15

                          CHANGE IN CONTROL AGREEMENT


     THIS CHANGE IN CONTROL AGREEMENT is entered into as of Jan. 28, 1999, by and between BRUCE MACLIN (the "Employee") and SAN JOAQUIN BANK, (the "Bank").

     1.   CHANGE IN CONTROL.
          ------------------

          (a) DEFINITION. For all purposes under this Agreement, "Change in Control" shall mean the occurrence of any of the following events after the date of this Agreement:

               (i)   the dissolution or liquidation of the Bank;

               (ii) a reorganization, merger or consolidation of the Bank with one or more corporations as a result of which the Bank is not the surviving corporation;

               (iii) any sale, lease, exchange or other transfer (in one or a series of transactions) of all or substantially all of the assets of the Bank;

               (iv) any merger or consolidation of the Bank in which the holders of voting stock of the Bank immediately before the merger or consolidation will not own fifty percent (50%) or more of the outstanding voting shares of the continuing or surviving corporation immediately after such merger or consolidation; or

               (v) a change of 50% or more (rounded to the next whole person) in the membership of the Board of Directors of the Bank within a 12-month period, unless the election or nomination by stockholders of each new director within such period was approved by the vote of at least 75% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

          (b) GOOD REASON. For all purposes under this Agreement, "Good Reason" shall mean that the Employee:

               (i) Has incurred a material reduction in his authority or responsibility as the Bank's Chairman of the Board;

               (ii) Has incurred a reduction in his "base compensation," bonus opportunity or benefits and perquisites; or

               (iii) Has been notified that his princip al place of work will be relocated by a distance of 50 miles or more.

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

     For purposes of this Agreement, "base compensation" shall mean annualized base salary as reflected in the Bank's payroll records as of the date of this Agreement and as may be subsequently adjusted upward for increases.

          (c) SEVERANCE PAYMENT. The Employee shall be entitled to receive a severance payment from the Bank (the "Severance Payment") if within the first twenty-four (24) month period after the occurrence of a Change in Control [the twenty-four (24) month period will be renewed if a separate Change of Control occurs within twenty-four (24) months of the preceding Change of Control]:

               (i) The Employee voluntarily resigns his employment for Good Reason;

               (ii) The Bank terminates the Employee's employment for any reason other than Cause or Disability; or

               (iii) If, during the 30-day period commencing on the date which is 90 days after the Change in Control the Employee terminates his employment (with or without Good Reason).

The Severance Payment shall be made in a lump sum not more than five (5) business days following the date of the employment termination and shall be in an amount determined under Subsection (d) below. The Severance Payment shall be in lieu of any other payments, including payments under the Bank's severance policy, or benefits for periods subsequent to the termination of employment.

     For all purposes under this Agreement, "Cause" shall mean :

               (i) A willful act by the Employee which constitutes misconduct or fraud and which has a material adverse effect on the Bank; or

               (ii) Conviction of, or a plea of "guilty" or "no contest" to, a felony.

No act, or failure to act, by the Employee shall be considered "willful" unless committed without good faith and without a reasonable belief that the act or omission was in the Bank's best interest.

     "Disability" shall have the same meaning as under the Bank's Long-Term Disability Plan.

          (d) AMOUNT. The amount of the Severance Payment shall be equal to the sum of the following:

               (i) 3 times the Employee's annual rate of base compensation, as in effect on the date of the employment termination (or if greater, the date of this Agreement); plus

               (ii) 3 times the highest annual bonus awarded to the Employee by the Bank during the last three years prior to the date of the employment termination (regardless of when paid).

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

[HANDWRITTEN NOTATION STRIKING OUT PARAGRAPH BELOW:  DELETED BY AMENDMENT #1]

     Notwithstanding the foregoing, the amount payable pursuant to this Agreement shall be the lesser of (i) one percent (1%) of the Consideration involved in the transaction giving rise to the Change in Control as of the closing of any applicable transaction or other event AND (ii) the amount determined utilizing the formula set forth above; provided, however, that under no circumstances shall the amount payable be reduced to less than the amount determined utilizing the above formula where "2 times" is substituted for "3 times" in Section 1(d)(i) and 1(d)(ii). For purposes of this Agreement, the term "Consideration" shall mean the total proceeds and other consideration paid or received or to be paid or received in connection with the transaction (which consideration shall be deemed to include amounts in escrow), including without limitation: (A) cash; (B) notes, securities and other property; (C) payments made in installments; (D) amounts payable under employment contracts (in excess of ordinary compensation), consulting agreements, agreements not to compete or similar arramgements (including such payments to management) other than amounts payable pursuant to this Agreement; (E) earnout or contingent payments (whether or not related to future earnings or operations); (F) any indebtedness for money borrowed or other liability that is assumed in connection with the transaction; and (G) the net value of assets not sold in connection with any disposition of assets.

[HANDWRITTEN NOTATION STRIKING OUT PARAGRAPH BELOW:  DELETED BY AMENDMENT #1]

     Earnout or contingent payments will be valued at the closing of the transaction based on the best case financial plan put forth by the Bank. For purposes of this definition, non-cash consideration shall be valued as follows:
(A) publicly traded securities shall be valued as the average of the closing prices (as recorded in the Wall Street Journal) for the five trading days prior to the closing of the transaction and (B) any other non-cash consideration shall be valued at the fair market value thereof as determiend in good faith by the Bank. In the event of a transaction, other than acquisition of assets, in which less than all of the stock of the Bank is acquired, the Consideration shall be calculated pursuant to this paragraph as a sale of stock in which all of the stock of the Bank has been acquired at a price equal to the highest price per share paid for any shares acquired during the five trading days prior to the closing of the transaction.

[HANDWRITTEN NOTATION STRIKING OUT PARAGRAPH BELOW:  DELETED BY AMENDMENT #1]

     In the event of a Change in Control described in Section 1(a)(v) which is not also described in Section 1(a)(i) through (iv), "Consideration" shall mean the valuation of the Bank calculated by the actual number of outstanding shares of stock in the Bank multiplied by the average of the closing price of the Bank's stock for the thirty (30) trading days prior to the date on which the Change in Control occurs (whether or not any trades actually occurred).

          (e) INCENTIVE PROGRAMS. If a Change in Control occurs with respect to the Bank, the Employee shall become fully vested in all awards heretofore or hereafter granted to him under all stock option, stock appreciation rights, restricted stock, phantom stock or similar plans or agreements of the Bank, regardless of any provisions in such plans or agreements that do not provide for full vesting. (To the extent that such plans or agreements provide for full vesting on an earlier date than this Agreement, such plans or agreements shall prevail.)

     On or immediately prior to a Change of Control, the Bank will contribute to an irrevocable grantor trust the then present value of the Employee's fully vested benefit under the Employee Salary Continuation Agreement dated October 3, 1996, as amended April 10, 1997, April 15, 1998, and January 28, 1999, between the Employee and the Bank (the "ESC"). Upon a termination of employment

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

described in Subsection (c) above, the Employee will receive a lump sum cash distribution from the trust equal to the amount determined in accordance with the ESC.

          (f) INSURANCE COVERAGE. During the thirty-six (36) month period commencing upon a termination of employment described in Subsection (c) above, the Employee (and, where applicable, his dependents) shall be entitled to continue participation in the group insurance plans maintained by the Bank, including life, disability and health insurance programs, as if he were still an employee of the Bank. Where applicable, the Employee's salary for purposes of such plans shall be deemed to be equal to his base compensation used in Subsection (d)(i) above. To the extent that the Bank finds it impossible to cover the Employee under its group insurance policies during such thirty-six
(36) month period, the Bank shall provide the Employee with individual policies which offer at least the same level of coverage and which impose not more than the same costs on him as if he were still an employee of the Bank. The foregoing notwithstanding, in the event that the Employee becomes eligible for comparable group insurance coverage in connection with new employment, the coverage provided by the Bank under this Subsection (f) shall terminate immediately. Any group health continuation coverage that the Bank is otherwise required to offer under the Consolidated Omnibus Budget Reconciliation Act of 1986 ("COBRA") shall be offered when coverage under this Subsection (f) terminates.

          (g) NO MITIGATION. The Employee shall not be required to mitigate the amount of any payment contemplated by this Section 1 (whether by seeking new employment or in any other manner). Except as expressly provided in Subsection
(f) above, no such payment shall be reduced by earnings that the Employee may receive from any other source.

     2.   TAX EFFECT OF PAYMENTS.
          -----------------------

          (a) GROSS-UP PAYMENT. In the event that it is determined that any payment or distribution of any type to or for the benefit of the Employee made by the Bank, by any of its affiliates, by any person who acquires ownership or effective control of the Bank or ownership of a substantial portion of the Bank's assets [within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code")] or by any affiliate of such person, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (the "Total Payments"), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest or penalties, are collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount that shall fund the payment by the Employee of any Excise Tax on the Total Payments as well as all income taxes imposed on the Gross-Up Payment, any Excise Tax imposed on the Gross-Up Payment and any interest or penalties imposed with respect to taxes on the Gross-Up Payment or any Excise Tax.

          (b) DETERMINATION BY AUDITORS. All mathematical determinations and all determinations of whether any of the Total Payments are "parachute payments" (within the meaning of Section 28OG of the Code) that are required to be made under this Section 2, including all determinations of whether a Gross-Up Payment is required, of the amount of such Gross-Up Payment and of amounts relevant to the last sentence of this Section 2, shall be made by the independent auditors

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

retained by the Bank, most recently prior to the Change of Control (the "Auditors"), who shall provide their determination (the "Determination"), together with detailed supporting calculations regarding the amount of any Gross-Up Payment and any other relevant matters, both to the Bank and to the Employee within seven (7) business days of the Employee's termination date, if applicable, or such earlier time as is requested by the Bank or by the Employee (if the Employee reasonably believes that any of the Total Payments may be subject to the Excise Tax). If the Auditors determine that no Excise Tax is payable by the Employee, it shall furnish the Employee with a written statement that such Auditors have concluded that no Excise Tax is payable (including the reasons therefor) and that the Employee has substantial authority not to report any Excise Tax on the Employee's federal income tax return. If a Gross- Up Payment is determined to be payable, it shall be paid to the Employee within five (5) business days after the Determination is delivered to the Bank or the Employee. Any determination by the Auditors shall be binding upon the Bank and the Employee, absent manifest error.

          (c) UNDERPAYMENTS AND OVERPAYMENTS. As a result of uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Auditors hereunder, it is possible that Gross-Up Payments not made by the Bank should have been made ("Underpayments") or that Gross-Up Payments will have been made by the Bank which should not have been made ("Overpayments"). In either event, the Auditors shall determine the amount of the Underpayment or Overpayment that has occurred. In the case of an Underpayment, the amount of such Underpayment shall promptly be paid by the Bank to or for the benefit of the Employee. In the case of an Overpayment, the Employee shall, at the direction and expense of the Bank, take such steps as are reasonably necessary (including the filing of returns and claims for refund), follow reasonable instructions from, and procedures established by, the Bank and otherwise reasonably cooperate with the Bank to correct such Overpayment; provided, however, that (i) the Employee shall in no event be obligated to return to the Bank an amount greater than the net after-tax portion of the Overpayment that the Employee has retained or has recovered as a refund from the applicable taxing, authorities and (ii) this provision shall be interpreted in a manner consistent with the intent of this Section 2, which is to make the Employee whole, on an after-tax basis, for the application of the Excise Tax, it being understood that the correction of an Overpayment may result in the Employee's repaying to the Bank an amount which is less than the Overpayment.

     3.   SUCCESSORS.
          -----------

          (a) BANK'S SUCCESSORS. The Bank shall require any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Bank's business and/or assets, by an agreement in substance and form satisfactory to the Employee, to assume this Agreement and to agree expressly to perform this Agreement in the same manner and to the same extent as the Bank would be required to perform it in the absence of a succession. The Bank's failure to obtain such agreement prior to the effectiveness of a succession shall be treated as grounds for the Employee to terminate employment for Good Reason. For all purposes under this Agreement, the term "Bank" shall include any successor to the Bank's business and/or assets which executes and delivers the assumption agreement described in this Subsection (a) or which becomes bound by this Agreement by operation of law.

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

          (b) EMPLOYEE'S SUCCESSORS. This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     4.   MISCELLANEOUS PROVISIONS.
          -------------------------

          (a) NOTICE. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid . In the case of the Employee, mailed notices shall be addressed to him at the home address which he most recently communicated to the Bank in writing. In the case of the Bank, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

          (b) WAIVER. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Bank (other than the Employee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

          (c) WHOLE AGREEMENT. No agreements, representations or understandings (whether oral or written and whether express or implied) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof.

          (d) NO SETOFF; WITHHOLDING TAXES. There shall be no right of setoff or counterclaim, with respect to any claim, debt or obligation, against payments to the Employee under this Agreement. All payments made under this Agreement shall be subject to reduction to reflect taxes required to be withheld by law.

          (e) CHOICE OF LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California.

          (f) SEVERABILITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

          (g) ARBITRATION OF DISPUTES. All claims, disputes and other matters in question arising out of or relating to this Agreement or the breach or interpretation thereof, other than those matters which are to be determined by the Bank in its sole and absolute discretion, shall be resolved by binding arbitration before a representative member, selected by the mutual agreement of the parties, of the Judicial Arbitration and Mediation Services, Inc . ("JAMS"), presently located at 111 Pine Street, Suite 710 in San Francisco, California. In the event JAMS is unable or unwilling to conduct the arbitration provided for under the terms of this paragraph, or has discontinued its business, the parties

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

agree that a representative member, selected by the mutual agreement of the parties, of the American Arbitration Association ("AAA"), presently located at 417 Montgomery Street, in San Francisco, California, shall conduct the binding arbitration referred to in this paragraph. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with JAMS (or AAA, if necessary). In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. The arbitration shall be subject to such rules of procedure used or established by JAMS, or if there are none, the rules of procedure used or established by AAA. Any award rendered by JAMS or AAA shall be final and binding upon the parties, and as applicable, upon their respective heirs, beneficiaries, legal representatives, agents, successors and assigns, and may be entered in any courts having jurisdiction thereof. The obligation of the parties to arbitrate pursuant to this clause shall be specifically enforceable in accordance with, and shall be conducted consistently with, the provisions of Title 9 of Part 3 of the California Code of Civil Procedure. Any arbitration hereunder shall be conducted in Bakersfield, California, unless otherwise agreed to by the parties.

          (h) ATTORNEYS' FEES. In the event of any arbitration or litigation concerning any controversy, claim or dispute between the parties hereto, arising out of or relating to this Agreement or the breach hereof, or the interpretation hereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees and costs incurred in connection therewith or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the arbitrator(s) or court, as the case may be, to have most nearly prevailed, even if such party did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered.

          (i) NO ASSIGNMENT. The rights of any person to payments or benefits under this Agreement shall not be made subject to option or assignment, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any action in violation of this Subsection (i) shall be void.

     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Bank by its duly authorized officer, as of the day and year first above written



EXECUTIVE:                              SAN JOAQUIN BANK,



/s/ Bruce Maclin                        By: /s/ Bart Hill
------------------------------------        ------------------------------------
BRUCE MACLIN, Chairman of the Board         BART HILL, President and CEO



                                        By: /s/ Stephen M. Annis
                                            ------------------------------------
                                            Stephen M. Annis, Senior V.P.

                                       7